Exhibit 1
                                                                     ---------

                             Joint Filing Agreement

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 per share, of Furr's/Bishop's, Incorporated, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(f)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

Dated:  August 7, 1996

EQ Asset Trust 1993
By:  The Chase Manhattan Bank, N.A., as Trustee


By:  /s/ Kimberly Costa
     Account Officer


Alliance Capital Management L.P.
By:  Alliance Capital Management Corporation,
     as General Partner


By:  /s/ Mark R. Manley
     Vice President and Counsel

The Equitable Companies Incorporated


By:   /s/ Alvin H. Fenichel
     Senior Vice President and Controller

AXA
Finaxa
AXA Assurances I.A.R.D. Mutuelle
AXA Assurances Vie Mutuelle
Alpha Assurances I.A.R.D. Mutuelle
Alpha Assurances Vie Mutuelle
Uni Europe Assurance Mutuelle
Claude Bebear, as AXA Voting Trustee
Patrice Garnier, as AXA Voting Trustee
Henri de Clermont-Tonnerre, as AXA Voting Trustee

Signed on behalf of each of the above


By:  /s/ Richard V. Silver
     Attorney-in-fact

                                                                       Exhibit 2
                                                                       ---------
                                Power of Attorney

         AXA, a societe anonyme organized under the laws of Republic of France, (the "Corporation"), hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Corporation, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Corporation (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Corporation any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or (ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

         The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 24 day of June,1996.

                                                     AXA

                                                     By:    /s/ Claude Bebear
                                                            Chairman and CEO

                               Power of Attorney

         Finaxa, a societe anonyme organized under the laws of Republic of France (the "Corporation"), hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Corporation, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Corporation (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Corporation any Filing with respect to
(i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or (ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

         The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 24 day of June,1996.

                                                     FINAXA

                                                     By:      /s/ Claude Bebear
                                                              Chairman and CEO

                                Power of Attorney

         AXA Assurances Vie Mutuelle, a mutual insurance company organized under the laws of the Republic of France (the "Corporation"), hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen
J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Corporation, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Corporation (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Corporation any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or
(ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

         The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 24 day of June,1996.

                                                     AXA ASSURANCES VIE MUTUELLE

                                                     By: /s/ Claude Tendil
                                                         Chief Executive Officer

                                Power of Attorney

         Uni Europe Assurance Mutuelle, a mutual insurance company organized under the laws of the Republic of France (the "Corporation"), hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Corporation, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Corporation (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Corporation any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or
(ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

         The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 24 day of June,1996.

                                                  UNI EUROPE ASSURANCE MUTUELLE

                                                  By:    /s/ Claude Tendil
                                                         Chief Executive Officer

                                Power of Attorney

         Alpha Assurances Vie Mutuelle, a mutual insurance company organized under the laws of the Republic of France (the "Corporation"), hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Corporation, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Corporation (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Corporation any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or
(ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

         The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 24 day of June,1996.

                                                  ALPHA ASSURANCES VIE MUTUELLE

                                                  By:   /s/ Claude Tendil
                                                        Chief Executive Officer

                                Power of Attorney

         Alpha Assurances I.A.R.D. Mutuelle, a mutual insurance company organized under the laws of the Republic of France (the "Corporation") hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Corporation, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Corporation (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Corporation any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or (ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

         The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 24 day of June,1996.

                                             ALPHA ASSURANCES I.A.R.D. MUTUELLE

                                                  By:   /s/ Claude Tendil
                                                        Chief Executive Officer

                                Power of Attorney

         AXA Assurances I.A.R.D. Mutuelle, a mutual insurance company organized under the laws of the Republic of France (the "Corporation"), hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Corporation, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Corporation (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Corporation any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or
(ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

         The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 24 day of June,1996.

                                               AXA ASSURANCES I.A.R.D. MUTUELLE

                                                   By:  /s/ Claude Tendil
                                                        Chief Executive Officer

                                Power of Attorney

         Claude Bebear, as a Voting Trustee (the "Trustee"), pursuant to a Voting Trust Agreement dated as of May 12, 1992, by and among AXA, a societe anonyme organized under the laws of Republic of France, and the Voting Trustees identified therein, hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Trustee and in the name, place and stead of the Trustee, in any and all capacities, to execute for and on behalf of the Trustee, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Trustee, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Trustee (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Trustee any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or (ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Trustee hereby grants to such attorneys-in-fact and agents of the Trustee full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Trustee might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Trustee or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Trustee, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

         The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Trustee.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 24 day of June,1996.

                                                       By:   /s/ Claude Bebear
                                                             Voting Trustee

                                Power of Attorney

         Henri de Clermont-Tonnerre, as a Voting Trustee (the "Trustee"), pursuant to a Voting Trust Agreement dated as of May 12, 1992, by and among AXA, a societe anonyme organized under the laws of Republic of France, and the Voting Trustees identified therein, hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Trustee and in the name, place and stead of the Trustee, in any and all capacities, to execute for and on behalf of the Trustee, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Trustee, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Trustee (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Trustee any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or (ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Trustee hereby grants to such attorneys-in-fact and agents of the Trustee full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Trustee might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Trustee or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Trustee, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

         The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Trustee.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 24 day of June,1996.

                                             By: /s/ Henri de Clermont-Tonnerre
                                                 Voting Trustee

                                Power of Attorney

         Patrice Garnier, as a Voting Trustee (the "Trustee"), pursuant to a Voting Trust Agreement dated as of May 12, 1992, by and among AXA, a societe anonyme organized under the laws of Republic of France, and the Voting Trustees identified therein, hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Trustee and in the name, place and stead of the Trustee, in any and all capacities, to execute for and on behalf of the Trustee, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Trustee, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Trustee (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Trustee any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or (ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Trustee hereby grants to such attorneys-in-fact and agents of the Trustee full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Trustee might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Trustee or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Trustee, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

         The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Trustee.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 24 day of June,1996.

                                                       By:  /s/ Patrice Garnier
                                                            Voting Trustee


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